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                           OFFICE LEASE AGREEMENT





                        CARDINAL SHILOH 190 II, INC.
                                    LESSOR



                    TICKETMASTER ONLINE CITYSEARCH, INC.
                                    LESSEE

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31,311 Square Feet
3001 E. President George Bush Highway
Suite 100
Richardson, Texas 75082




                           OFFICE LEASE AGREEMENT


         THIS LEASE AGREEMENT, made and entered into by and between

                          Cardinal Shiloh 190 II, Inc.
                        a Texas corporation as ""Lessor",
                                      and
                      Ticketmaster Online-CitySearch, Inc.
                      a Delaware corporation as ""Lessee":


                                  WITNESSETH;


     1.   PREMISES, COMMON AREA AND TERM.

     A. In consideration of the mutual obligations of Lessor and Lessee set forth herein, Lessor leases to Lessee, and Lessee hereby takes from Lessor the approximately 31,311 rentable square feet (which number is the final agreement of the parties and not subject to adjustment) more particularly outlined on the floor plan attached as Exhibit A-1 (the "Premises"), which Premises are part of that approximately 120,000 square foot (which number is the final agreement of the parties and not subject to adjustment) building (the "Building") located on the real property situated within the County of Collin, State of Texas, which real property is more particularly described on Exhibit A attached hereto and incorporated herein by reference (the "Land") together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to terms, covenants and conditions in this Lease.

     B. The term of this Lease shall begin on the Effective Date of this Lease (as defined in paragraph 22J) and shall end on the last day of the calendar month that is Sixty (60) full calendar months after the Rent Commencement Date.

     C. The Rent Commencement Date shall be the earlier of (i) the date Lessee occupies the Premises to conduct business or (ii) later of March 1, 2000 or ten (10) days after Lessor completes the Base Improvements provided if Lessee elects to Base Self Cure then provisions of Paragraph 1F will be used to determine the Rent Commencement Date.

     D. Lessee agrees to use all reasonable efforts to provide and construct the interior improvements in the Premises, in accordance with the plans and specifications described on Exhibit B-1 ("Leasehold Improvements"), on or before 120 days after the Effective Date. Lessor agrees to pay for cost of the Leasehold Improvements to the extent of the available Finishout Allowance in accordance with the terms and provisions of

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Exhibit B-4. All Leasehold Improvements shall be owned by Lessor and shall remain in the Premises at the expiration or earlier termination of this Lease.

     E. Lessor has provided and constructed, at its sole cost and expense, the lobbies, restrooms, stairs, main electric room and elevator improvements, in accordance with the plans and specifications described on Exhibit B-2 ("Common Area Improvements"). The lobbies, restrooms, stair, main electric room and elevator areas described and included in Exhibit B-2 are known as the "Common Area". Lessor shall have the right to modify the Common Area provided such changed Common Area provides substantially the same function to Lessee as required in this Lease.

     F. Lessor agrees to provide and construct, at its sole cost and expense, the "Base Improvements" as shown on Exhibit B-3 on or before 80 days after the Effective Date. Lessor agrees to pay for cost of the Base Improvements. All Base Improvements shall be owned by Lessor and shall remain in the Premises at the expiration or earlier termination of this Lease. If Lessor has not Substantially Completed the Exhibit B-3 Base Improvements on or before 95 days after the Effective Date (the "Final Required Completion Date") then Lessee shall have the right to either (i) promptly complete the Base Improvements and Lessor will reimburse Lessee for 110% of the reasonable actual cost incurred by Lessee to complete the Base Improvements "Base Self Cure" or (ii) declare this Lease null and void by notifying Lessor in writing of its intent on or before five (5) days after the Final Required Completion Date and receive back all prepaid Base Rent "Base Terminate Cure". Lessee's right to either Base Self Cure or Base Terminate Cure for failure of Lessor to Substantially Complete the Improvements on or before the Final Required Completion Date will be Lessee's sole remedy. If Lessee elects to Base Self Cure then the Rent Commencement Date shall be the earlier of (i) the date Lessee occupies the Premises to conduct business or (ii) April 1, 2000. If Substantial Completion of the Base Improvements is delayed due to reasons caused by Lessee then the Final Required Completion Date shall be extended paripassu. In addition if the building permit from the City of Richardson to construct the Base Improvements is not issued within 10 days after the Effective Date (due to reasons other than Lessor's negligence or willful misconduct), then the Final Required Completion Date shall be extended paripassu up to a maximum of 10 days. As used herein, the term "Substantially Complete", "Substantially Completed" or "Substantial Completion" shall mean that the Base Improvements have been completed in accordance with the Base Improvements plans and the Base Improvements are in good and satisfactory condition, subject only to completion of punch list items. If requested by Lessor, Lessee will provide Lessor with a written acknowledgment regarding the status of Lessee's rights pursuant to this Paragraph.

     G. Lessor and Lessee agree that the preparation of the Leasehold Improvement plans to be attached to this Lease as Exhibit B-1 will be prepared in accordance with the Work Agreement attached to this Lease as Exhibit B-4. In addition Lessor and Lessee agree to comply with the provisions of Exhibit B-4 regarding the Finishout Allowance by Lessor and obligations by Lessee. Lessor and Lessee agree that all work, materials and equipment for the Leasehold Improvements and Base Improvements including without limitation HVAC equipment, electric service from the main panel and all other electrical work in the Premises, plumbing, walls, ceilings, lights, doors, floor coverings, window treatments, lowering and addition of fire sprinkler heads and any other work required for Lessee's occupancy will (i) comply with City of Richardson Fire and Building Codes, State of Texas Accessibility Standards and Americans with Disability Act Title III legislation, (ii) be designed so as not to alter the structural integrity of the Building or the exterior aesthetics or design of the Building and (iii) be subject to the approval of Lessor, which shall not be unreasonably withheld. Lessee agrees that the specifications for Exhibit B-1 will require that (i) the doors and door hardware will be consistent with the doors and door hardware specified in Exhibit B-2; (ii) the hallway widths will be a minimum of 5'; (iii) the office sizes will be a minimum of 120 sq.ft.; (iv) the carpet will have a minimum weight of 28 ounces per sq.yd.; (v) the fire sprinkler heads will be semi-recessed; (vi) the fire extinguishers cabinets will be semi recessed wall mounted and (vii) the HVAC systems in the Premises will be consistent with the reasonable Building standards established by Lessor.

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         H.   Lessor and Lessee agree that HOK will serve as the architect
("Architect") for (i) Leasehold Improvements space planning and (ii) preparation of the Leasehold Improvements construction plans to be attached to this Lease as Exhibit B-1 (collectively (i) and (ii) are known as the "Finish Plans". Lessor and Lessee agree that HOK will serve as the MEP Engineer("MEP Engineer") for preparation of the MEP sections of the Finish Plans. The MEP Engineer will be required to have the MEP sections of the Finish Plans prepared and sealed by a State of Texas Registered Engineer. Lessee agrees to contract with and pay the Architect and the MEP Engineer for the Finish Plans preparation and any associated work or costs. The costs for preparation of the Finish Plans are considered "Architect Fees" and "MEP Fees" and will be reimbursed to Lessee by Lessor to the extent of the available Finishout Allowance after the Leasehold Improvements cost in accordance with the terms and provisions of Exhibit B-4.



         2.   BASE RENT and EXPENSES.

         A. Beginning on the Rent Commencement Date Lessee agrees to pay to Lessor Base Rent for the Premises, in advance, without demand, deduction or set off, at the rate of $44,018 per month. The first monthly installment shall be due and payable in advance on the date hereof and a like monthly installment shall be due and payable on or before the first day of each subsequent calendar month succeeding the Rent Commencement Date, except that all payments due hereunder for any fractional calendar month shall be prorated.

         B. Lessee agrees to pay as additional rent, its Proportionate Share (as defined in Paragraph 22B below) of Taxes (hereinafter defined) payable by Lessor pursuant to Paragraph 3A which are above the "Base Year Tax Expenses". The Base Year Tax Expenses are equal to the product obtained by multiplying the actual City of Richardson, Collin County and Plano ISD combined tax rate applicable to the Building for year 2000 times the greater of (i) the actual final (following such appeals as may be pursued by the Lessor by appropriate procedures) assessed valuation by Collin County for the Property for the year 2000 (the "Assessed Value") or (ii) $10,800,000. (note:
At Lessor's option, the cost of interior leasehold and base improvements for other lessee's of the Building which are above $25/sq.ft. "Other Above Standard Improvements" shall be deducted from the Assessed Value for purposes of this paragraph 2B provided Lessor bills other lessees for the taxes associated with the Other Above Standard Improvements). (note: The cost of interior improvements in Lessee's Premises above the Finishout Allowance and the cost of the Generator System and System Enclosure "Lessee Above Standard Improvements" if included in the Assessed Value shall be deducted from the Assessed Value for purposes of this paragraph 2B and Lessee shall pay Lessor as additional rent for the taxes associated with the Lessee Above Standard Improvements). Taxes due from Lessee pursuant to this paragraph 2B are known as "Additional Tax Payments".

         C. Lessee agrees to pay as additional rent, its Proportionate Share (as defined in Paragraph 22B below) or actual share as reasonably determined by Lessor of the following expenses (the "Operating Expenses") which are above the "Base Year Operating Expenses". The Base Year Operating Expenses are the actual expenses for the Building for items defined in this Paragraph 2C for the 12 month period 1/1/2000 to 12/31/2000. Operating expenses due from Lessee pursuant to this paragraph 2C are known as "Additional Operating Expense Payments":

         (1) the cost of maintaining insurance pursuant to Paragragh 9A below (note: the cost of any deductible for the insurance referenced in Paragraph 9A is not part of the Base Year Operating Expenses),
         (2) the cost of repairs, replacements and services which are performed by Lessor pursuant to Paragraph 4B and other operating expenses required by this Lease (note: the cost of any repairs, replacements and services which are performed by Lessor pursuant to Paragraph 4B which are (i) due to damage caused by Lessee or its employees, customers or agents; or (ii) due to specific services related to Lessee's above standard use of the Building, Premises or Common Area are not part of the Base Year Operating Expenses),

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         (3) the cost of Common Area Utility Costs as defined in Paragraph 8B
(note: Premises Utilities as described in Paragraph 8A are not part of the Base Year Operating Expenses),
         (4) annual cost of all capital improvements made to the Building which although capital in nature can reasonably be expected to reduce the normal operating costs of the Building or are required in the reasonable opinion of Lessor for the safety of the occupants and users of the Building, as well as all capital improvements made in order to comply with any law hereinafter promulgated by any governmental authority, after the Commencement Date, as amortized (using a market interest rate) over the useful economic life of such improvements as reasonably determined by Lessor using generally accepted accounting principles (note: the cost of any captial improvements necessitated due to casualty as referenced in Paragraph 10 are not part of the Base Year Operating Expenses),
         (5) property management fee equal to two and one half percent (2.5%) of the Base Rent as defined in paragraph 2A for the entire Building. Lessor agrees not to charge any other property management fee to Lessee nor any construction management fee to Lessee for the initial interior improvements defined in Exhibit B-2 or for any alterations performed by Lessee in compliance with Paragraph 6.

During each month of the term of this Lease (starting 12 months after the Rent Commencement Date), on the same day that Base Rent is due hereunder, Lessee shall escrow with Lessor an amount equal to 1/12 of the estimated annual cost of its Proportionate Share of Additional Tax Payments and Additional Operating Expense Payments. Lessee authorizes Lessor to use the funds deposited with Lessor under this paragraph 2C to pay such costs. The monthly escrow payments are will be based upon the estimated amounts for the year in question and shall be increased or decreased annually to reflect the projected actual cost of all Additional Tax Payments and Additional Operating Expense Payments. (Lessee shall have the right on an annual basis to review Lessor's accounting and maintenance records for the Building for the previous years expenses.) If Lessee's total escrow payments are less than Lessee's actual Proportionate Share of all such items, Lessor shall pay the difference to the Lessor within thirty (30) day after written request from Lessor to Lessee. If the total escrow payments of Lessee are more than Lessee's actual Proportionate Share of all such items, Lessor shall retain such excess and credit it against Lessee's next annual escrow payments or upon written request by Lessee, pay the difference to Lessee. Any excess for the last year of the term of this Lease shall by paid to Lessee within thirty (30) days after the expiration of this Lease.

         D. Lessee shall not be responsible for the following costs and such costs shall not be included in Building Costs:
         (1) captial improvements made to the Building, (other than capital improvements described in Paragraph 2(B)4 and capital improvements required due to damages caused by Lessee);
         (2) repair, replacements and general maintenance paid by proceeds of insurance or by Lessee or other third parties;
         (3) alterations attributable solely to other lessees of the Building;
         (4) interest, amortization or other payments on loans to Lessor;
         (5) depreciation of the Building;
         (6) leasing commissions;
         (7) legal expenses, other than those incurred for the general benefit of all lessees of the Building (e.g., tax disputes);
         (8) renovating or otherwise improving space for other lessees of the Building or vacant space in the Building;
         (9) correcting defects in the construction of the Building, Common Area and Base Improvements (not including the Exhibit B-1 Leasehold Improvements);
         (10) federal income taxes imposed on or measured by the income of Lessor from the operation of the Building.
         (11) rent concessions to other lessee's of the Building;
         (12) interest or amortization payments except as specifically provided herein;
         (13) general corporate overhead of Lessor;
         (14) advertisting and promotional expenses;

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         (15) special services for other lessees of the Building (e.g.
         concierge or other services not listed in paragraph 2C);
         (16) costs for sculptures, paintings or other art objects;
         (17) costs required by or incurred to comply with any law enacted before the Commencement Date of the Lease [this paragraph 17 relates to the shell Building improvements, the Exhibit B-2 (Common Area Improvements) and Exhibit B-3 (Base Improvement) only and does not apply to Exhibit B-1 (Leasehold Improvements)];
         (18) the cost of any repair to remedy damage caused by or resulting from the actual negligence of any other tenants in the Building (which negligence is proven to be caused by other tenants in the Building), together with the costs and expenses incurred by Lessor in attempting to recover such costs;
         (19) actual or reserves for bad debt loss or rent loss (from other tenants in the Building);
         (20) any Operating Expenses paid to an affiliate of Lessor to the extent the same is in excess of the reasonable cost of said item or service in an arms' length transaction;
         (21) Lessor's home office costs and general overhead including without limitation costs associated with selling, syndicating, financing, mortgaging or hypothecating any interest in the Building or the Land; costs of any disputes between Lessor and it's employees; and disputes between Lessor and the property management company;
         (22) any property management fees except for those specified in paragraph 2C(5) of this Lease Agreement;
         (23) electric, gas and phone service in the premises of other tenants in the Building; and
         (24) fines or penalties incurred by Lessor for Lessor's violation of any legal requirements applicable to the Building (excluding Leasehold Finish and violations caused by Lessee)
         (25) Expenses directly resulting from the gross negligence of Lessor, its agents, servants or employees.
         (26) Legal fees, space planners' fee, real estate brokers' leasing commissions and advertising expenses incurred in connection with the original development or original leasing of the Building or future leasing of the Building.
         (27) The expense of extraordinary services provided to other lessees in the Building.
         (28) The wages of any employee who does not devote substantially all of his or her time to the Building.
         (29) Amounts paid as ground rental by Lessor.
         (30) Earthquake or other type of insurance, unless insurance coverage was carried during the base year or, in the alternative, the base year Operating Costs have been "grossed-up" to include what such insurance coverage would have cost had it been carried during the base year.
         (31) Wages and fees incurred in connection with the ownership, management and operation of the parking structure.
         (32) Any Operating Costs incurred with the ground floor and mezzanine levels, or any other floor in the Building devoted to retail operation.
         (33) Mass transit or such other public transportation pass-through assessment, if any.
         (34) Expenses in connection with services or other benefits which are not provided to Lessee or for which Lessee is charged directly but which are provided to another lessee or occupant of the Building.
         (35) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Lessor or in the parking garage at the Building.
         (36) Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services.
         (37) Electric power costs for which any lessee directly contracts with the local public service company.
         (38) Legal costs incurred because Lessor or any other lessee violated any law or condition contained in a lease regarding the Building.

It is understood that Operating Costs shall be reduced by all cash discounts, trade discounts, or quantity discounts received by Lessor or Lessor's managing agent in the purchase of any goods, utilities, or services in connection with the operation of the Building. Lessor shall make payments for goods, utilities and services in a timely manner to obtain the maximum possible discount. If capital items, which are customarily purchased by Lessors, of first class office buildings in the County where the Building is located are leased, rather than purchased, by Lessor, the decision by Lessor to lease items in question shall not serve to increase Lessee's proportionate share of Operating Costs beyond that which would have applied had the item in question been purchased. In the calculation of any expenses hereunder, it is understood that no expense shall be charged more than once. Lessor shall use its

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reasonable efforts to effect an equitable proration of bills for services rendered to the Building and to any other property owned by Lessor. Lessor agrees to keep books and records showing the Operating Expenses in accordance with generally accepted accounting principles consistently maintained on a year-to-year basis.


     E. In calculating Base Year Operating Expenses, and in subsequent years, Additional Operating Expense Payments, Lessor shall adjust those components of Operating Expenses which will vary with the rate of occupancy of the Building to the estimated amount that Lessor would have incurred had the Building been fully occupied throughout the calendar year in question. Lessor and Lessee covenant and agree that the following are the only components of Operating Expenses that will vary with the rate of occupancy of the Building:

     (1)   Sink and toilet facility supplies in the Common Areas;
     (2)   Maintenance and repair of parking areas and sidewalks;
     (3) Cleaning, maintenance and repair to the sink and toilet facilities in the Common Areas and to the carpet and flooring in the Common Areas, including common corridors of the Building; and
     (4) Property management fees, to the extent that such fees will be calculated under Paragraph 2C(5) above according to the receipt of Base Rent.

Lessor and Lessee agree that the adjustment of such components will be effected by increasing the aggregate cost for such items in the applicable calendar year by a percentage equal to the result obtained by dividing 100% by the percentage of actual occupancy. For example, if the aggregate of such costs was equal to $50,000 and occupancy of the Building was 80%, then such components would be increased to $62,500 ($50,000 x (100%/80%) = $62,500).

     F. Except for costs associated with damage caused by Lessee or costs associated with Lessee's above standard use of the Building the Additional Operating Expense Payments for (i) the year 2002 shall not exceed 110% of the total Operating Expenses for the year 2001 (ii) the year 2003 shall not exceed 110% of the total Operating Expenses for the year 2002 and (iii) the year 2004 shall not exceed 110% of the total Operating Expenses for the year 2003 and (iv) the year 2005 shall not exceed 110% of the total Operating Expenses for the year 2004.

     3.    TAXES.

     A. Lessor agrees to pay in accordance with paragraph 2B all taxes, assessments and/or governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, the Land and/or the Building. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received therefrom and/or a tax, assessment, levy or charge measured by or based, in whole or in part upon such rents from the Premises, the Land and/or the Building, then all such taxes, assessments, levies or charges or the part, thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Lessor shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the Building and grounds within the applicable taxing jurisdiction. The cost of the tax consulting firm shall be included in Taxes and shall not exceed $5,600 annually. Notwithstanding the preceding or any other provision of this Lease, any nonrecurring special assessments imposed with respect to new improvements constructed by a governmental authority and having a useful life of 3 years or more shall be amortized over the useful life of such improvements.

     B. Lessee shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Lessor or Lessor's property and Lessor pays the same of if the assessed value of Lessor's property is increased by inclusion of such personal property and fixtures and Lessor pays the increased taxes, then, upon demand by Lessor, Lessee shall pay to Lessor such taxes. Lessor shall provide Lessee a copy of the applicable tax bill with a written statement requesting payment.

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     4.  LESSOR'S REPAIRS AND SERVICES.

     A.  Lessor's Repairs

Lessee understands and agrees that Lessor's maintenance, repair and replacement obligations which are paid by Lessor and not reimbursed by Lessee are limited to those set forth in this Paragraph 4A. Lessor, at its own cost and expense, shall be responsible only for roof replacement and for repair and replacement of only the foundation of the Building and the structural members of the exterior walls of the Building. The terms "roof" and "walls" as used herein shall not include, windows, glass or plate glass, doors, special store fronts or office entries. Lessee shall immediately give Lessor written notice of defect or need for repairs required per the terms of this Lease, after which Lessor shall repair same or cure such defect within thirty (30) days after receiving written notice from Lessee unless such cure cannot reasonably be accomplished within such thirty (30) days. Lessor shall have such additional time as is reasonably necessary to accomplish such cure provided Lessor promptly commences and diligently prosecutes such cure to completion. Lessor's liability with respect to any defects, repairs, replacement or maintenance for which Lessor is responsible hereunder shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     B.  Lessor's Services

Lessor shall use all reasonable efforts to furnish:
         (1) Cooled or heated air in the Common Area in season to provide a temperature condition required, in Lessor's reasonable judgment (based on sound and prudent property management standards for comparable properties), for comfortable use of the Common Area daily from 7:00 AM to 6:00 PM (Monday thru Friday) and Saturdays 8:00 AM to 1:00 PM ("Normal HVAC Business Hours").. After Normal HVAC Business Hours, holidays and Sundays are excepted.
     (2) Lighting in the Common Area in capacity and type, in Lessor's reasonable judgment, for standard use of the Common Area daily from 7:00 AM to 10:00 PM (Monday thru Friday) and Saturdays 8:00 AM to 1:00 PM ("Normal Lighting Business Hours"). After Normal Lighting Business Hours, holidays and Sundays are excepted. (Lighting in the Common Area during hours which are not Normal Lighting Business Hours will be provided at a lower level which will allow for visible exiting of the Building.)
     (3) Cooled or heated air in the Premises in season to provide a temperature condition required, in Lessee's reasonable judgement, for comfortable use of the Premises during hours to be determined by Lessee.
(note: all electric, gas and other utility costs associated with the Premises shall be paid by Lessee pursuant to Paragraph 8A)
     (4) Janitor service (including cleaning and restroom paper supplies) in the Premises and Common Area on weekdays other than holidays in substantial accordance with the Janitorial Standards attached as Exhibit G. Lessor reserves the right to bill Lessee separately (as reasonably mutually agreed upon by Lessor and Lessee) for extra janitorial service associated with Lessee's above standard use of the Premises or Common Area, if any.
     (5) Exterior and interior window washing as may from time to time be reasonably required in Lessor's judgment.
     (6) Passenger elevator service and stairway access for lessees occupying the second floor of the Building in common with other lessees of the Building.
     (7) Replacement of Building standard light bulbs in the Common Area and exterior of the Building and replacement of fluorescent tubes in the ceiling mounted fixtures which were installed by Lessor within the Premises.
     (8) Repairs and maintenance to the Common Area required, in Lessor's reasonable judgment, for comfortable use of the Common Area.
     (9) Maintenance of the elevator, roof, plumbing systems, heating and air conditioning systems and equipment within the Common Area. Lessor may, as determined by Lessor, enter into roof, elevator and HVAC

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maintenance agreements with competent and qualified contractors for regular care and maintenance consistent with the manufacturer's guidelines.
     (10) Maintenance of the roof, heating and air conditioning systems within the Premises. Lessor may, as determined by Lessor, enter into roof and HVAC maintenance agreements with competent and qualified contractors for regular care and maintenance consistent with the manufacturer's guidelines.
     (11) Engage a third party contractor to provide full time off site monitoring of the fire sprinkler system serving the Building including monitoring of the fire sprinkler flow and tamper switches.
     (12) Maintenance, repairs and replacements of (i) the parking areas and sidewalks associated with the Building, (ii) of all grass, shrubbery, landscape sprinkler and other landscape treatments surrounding the Building,
(iii) of the exterior of the Building (including painting), exterior glass replacement, lobby glass and rear entry glass replacement, exterior lights and roof repairs, and (iv) of fire sprinkler systems and sewage lines.
     (13) Card key access system to the exterior doors serving the front Common Area. (Lessor will provide Lessee with 100 access cards at Lessor's expense, additional access cards will be provided to Lessee, upon Lessee's request and at Lessee's expense.)
     (14) Sink and toilet facilities in the Common Area for use by Lessee in common with other lessees of the Building.
     (15) Maintenance, repairs and replacements of plants in the Common Area.
     (16) Any other maintenance, repair or replacement items to the Building or Common Area, in Lessor's reasonable judgment, which are necessary for standard use of the Building and Common Area.

Lessor reserves the right to bill Lessee separately for specific services related to Lessee's Premises (e.g. extra janitorial and the like), extra maintenance, repair or replacement items associated with Lessee's above standard use of the Building, Premises or Common Area, if any.

Lessor's services shall not include security for the Building, Premises or Land. Such security shall be provided by Lessee at its expense to the extent Lessee deems necessary.

     C. Lessor's obligation to furnish services under this Paragraph 4 shall be subject to the rules and regulations of the suppliers of such services and applicable governmental rules and regulations. Lessor shall use reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not render Lessor liable for any damages caused thereby, be a constructive eviction of Lessee, constitute a breach of any implied warranty, or entitle Lessee to any abatement of Base Rent nor relieve Lessee from any covenant or agreement hereof, provided, however, in the event that (i) any material service is not provided, (ii) the Premises are untenantable as a result thereof, (iii) the non-provision of such material service is within the control of the Lessor and (iv) Lessee is unable to perform the material service, the Lessee shall have the right to abate Base Rent during the period commencing ten (10) business days following written notice from Lessee to Lessor that (i) such service is not being provided by Lessor and cannot be provided by Lessee and (ii) that the Premises are untenantable, and continuing until such period of untenantability terminates. In the event Lessor has not performed a specific service referenced in Paragraph 4(B) for a period of at least 5 consecutive business days after receiving written notice from Lessee that the service is not being performed and Lessor is in violation of the terms of this Lease, Lessee after providing Lessor with advance written notice may perform the specific service until Lessor is able to restore the affected service and upon demand Lessor shall reimburse Lessee for all actual reasonable costs incurred by Lessee for performing such service. Lessor shall use reasonable diligence to restore the affected service promptly.

     D. Lessor reserves the right, upon Lessee's default and failure to cure pursuant to the terms of this Lease Agreement to perform any items that are otherwise Lessee's obligations pursuant to the terms of this Lease Agreement, in which event, Lessee shall be liable for the actual reasonable cost and expense of such repair, replacement, maintenance and other such items.

                                       8
                                                     Lessor    MRM
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

     5.  LESSEE'S MAINTENANCE AND REPAIR OBLIGATIONS

Lessee, at its own cost and expense, shall maintain all parts of the Premises in a clean, safe, operable and good condition, ordinary wear and tear, casualty required to be insured by Lessor under the terms of this Lease and condemnation excepted, and shall promptly make all necessary repairs and replacements to the Premises. Lessee shall use reasonable best efforts to protect the Building, Common Areas, parking areas, landscape areas and the Premises from waste or damage and shall, subject to Lessor's direction and supervision, repair or replace any damage caused by Lessee, it's agents, employees, contractors or invitees.

     6.  ALTERATIONS

Non-Structural Alterations

Except for the approved Leasehold Improvements as shown on Exhibit B-1 and except as provided below, Lessee shall not make any non-Structural alterations, additions or improvements to the Premises without the prior written consent of Lessor which consent shall not be unreasonably withheld. Lessee, without Lessor's consent, at its own cost and expense, may erect shelves, bins, pictures and trade fixtures as it desires provided that (a) such items do not overload or damage the Premises or Building; (b) such items may be removed without injury to the Building or Premises; and (c) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances and regulations. Except for the approved Leasehold Improvements as shown on Exhibit B-1, all non-Structural alterations, shelves, bins, phone systems, pictures and related equipment and trade fixtures installed by Lessee, shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating of the Premises by Lessee, at which time Lessee shall restore the Premises to their original condition, reasonable wear and tear excepted. All installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the Building or the Premises. Notwithstanding the preceding, Lessee shall have the right to make non-Structural alterations which do not exceed $50,000 without Lessor's consent provided that the non-Structural alterations do not materially alter the Leasehold Improvements as shown on Exhibit B-1.

Structural Alterations

Except for the approved Leasehold Improvements as shown on Exhibit B-1, Lessee shall not make any Structural alterations, additions or improvements to the Premises or the Building without the prior written consent of Lessor (which consent Lessor may withhold at its sole discretion). "Structural" shall mean any alteration to the landscaped areas of the Land, parking areas on the Land, Building exterior, Building roof, HVAC systems included in the Base Improvements, Common Area, interior walls of the Premises adjacent to the Common Area or exit stairs, Building fire sprinkler system included in the Base Improvements, Building foundation or Building slab. Except for the approved Leasehold Improvements as shown on Exhibit B-1, at the earlier to occur of the date of termination of this Lease or vacating of the Premises by Lessee, Lessee shall (i) remove all or part of any Structural additions to the Premises or the Building made by Lessee and/or (ii) restore any Structural alterations or removals to the Premises or the Building made by Lessee and repair all associated damages collectively (i) and (ii) are known as the "Restoration Requirements". The Restoration Requirements shall be determined by Lessor within ten (10) business days of the time Lessee provides Lessor with written notice and plans for the requested Structural alteration request. All installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the Building or the Premises.

                                       9
                                                     Lessor    MRM
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

     7. SIGNS. Lessor agrees that Lessee shall have the right to install Lessee's name (the "Lessee Building Sign") on the exterior of the Building in the location shown on the plan attached as Exhibit C and in accordance with the sign criteria attached as Exhibit D. The Lessee Building Sign shall be installed at the sole expense of Lessee and shall be installed in compliance with the City of Richardson, Texas Building Codes. In addition, at the expiration or termination of this Lease Agreement Lessee agrees to remove the Lessee Building Sign and restore the affected areas of the Building where the Lessee Building Sign was installed to the same condition as existed prior to the Lessee Building Sign installation normal wear and tear, casualty and weathering excepted. Any other signage, decorations, advertising media, blinds, draperies, window treatments, bars and security installations Lessee desires for the Building or the Premises visible from the exterior of the Building or from the Common Area shall be subject to Lessor's prior written approval which may be withheld at Lessor's sole discretion. Lessee shall not, (i) make any changes to the exterior of the Building or the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting or
(iii) erect or install any signs, windows or door lettering, decals, window and storefront stickers, placards, decorations or advertising media of any type that can be viewed from the exterior of the Building or the Common Area, without Lessor's prior written consent which may be withheld at Lessor's sole discretion. Lessor shall have the right to allow other lessees of the Building to install other signage in, on or about the Building.

     8.  UTILITIES.

     A. Premises Utilities Lessee shall obtain and pay for all water, gas, heat, light, power, telephone and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Lessee's use of the Premises and any maintenance charges for utilities. Electricity and Gas serving Lessee's Premises shall be separately metered directly from the public utilities applying service to the Building subject to Lessee's application for services. Lessee shall be responsible for making arrangements for and paying the cost of the installation, maintenance and repair of its own telephone system. Lessor agrees not to prohibit Lessee from obtaining telephone service from the incumbent local phone company serving the area where the Building is located. Lessor shall not be liable for any interruption or failure of utility service on or to the Premises unless such failure was caused by the negligence or willful misconduct, by Lessor in which case Lessor shall be liable for the actual reasonable cost for repairing the damage to the utility service to the extent of Lessor's negligence or willful misconduct.

     B. Common Utilities Lessor shall obtain and pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Common Area, landscape areas and exterior Building areas, together with any taxes, penalties, surcharges and any maintenance charges for utilities (the "Common Area Utility Costs"). Lessor shall not be liable for any interruption or failure of utility service on or to the Common Area, landscape areas or exterior Building areas unless such failure was caused by the negligence or willful misconduct, by Lessor in which case Lessor shall be liable for the actual reasonable cost for repairing the damage to the utility service to the extent of Lessor's negligence or willful misconduct provided, however, in the event that (i) Common Area water, sewer or electricity is not provided due to Lessor's negligence or willful misconduct, (ii) the Premises are untenantable as a result thereof, and (iii) the non-provision of the Common Area water, sewer or electric service is within the control of the Lessor the Lessee shall have the right to abate Base Rent during the period commencing three (3) business days following written notice from Lessee to Lessor that (i) such Common Area water, sewer or electric service is not being provided by Lessor and (ii) that the Premises are

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                                                     Lessor    MRM
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untenantable, and continuing until such period of untenantability terminates.
Lessee shall be responsible for paying it's Proportionate Share of the cost of all Common Area Utility Costs as part of the Building Costs.

    9. INSURANCE.

    A. Lessor shall maintain insurance covering the Building, the Premises and the improvements as shown on Exhibit B-1, B-2 and B-3 and any Structural alterations actually made to the Building approved by Lessor in writing pursuant to the terms of Paragraph 6 in an amount not less than one hundred percent (100%) of the "replacement cost" thereof insuring against the perils and costs of fire, lightning, extended coverage, vandalism and malicious mischief, general liability insurance and rental interruption insurance and such other insurance as Lessor shall deem reasonably necessary. Lessee shall be liable for its Proportionate Share of the cost and expense of such insurance as part of the Building Costs.

    B. Lessee, at its own expense, shall maintain during the term of this Lease (1) a policy or policies of worker's compensation and commercial general liability insurance (with contractual liability endorsement). including personal injury and property damage in the amount of One Million Dollars ($1,000,000.00) per occurrence for property damage and Two Million Dollars ($2,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises and (2) fire and extended coverage insurance covering the replacement cost of all alterations, additions, partitions and improvements installed or placed on the Premises by Lessee and
(3) umbrella liability coverage equal to or exceeding Three Million Dollars ($3,000,000), and (4) worker's compensation insurance for Lessee's employees in the amounts and on the terms required by applicable law. Said general liability and umbrella policies shall (i) name Lessor as an additional insured. Said policies shall (i) be issued by an insurance company which is authorized to operate in the State of Texas and which has an A.M. Best rating of "A" or better and (ii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Lessor. A certificate of insurance shall be delivered to Lessor by Lessee upon commencement of the term of the Lease and upon each renewal of said insurance.

    C. Lessee will not permit the Premises to be used for any purpose or in any manner that would void the insurance thereon.

    10. FIRE AND CASUALTY DAMAGE.

    A. Lessee immediately shall give written notice to Lessor if the Premises or the Building are damaged or destroyed. If the Premises or the Building should be totally destroyed or so damaged by an insured peril and in Lessor's reasonable estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of Lessor's actual knowledge of such damage, then either party may terminate this lease in which event the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

    B. If the Building or the Premises should be damaged by any insured peril, and in Lessor's estimation, rebuilding or repairs can be substantially completed within one hundred eighty (180) days after the date of Lessor's actual knowledge of such damage, this Lease shall not terminate and Lessor shall restore the Premises to substantially its previous condition, except that Lessor shall not be required to rebuild, repair or replace any part of
(a) all alterations, additions, partitions and improvements installed or placed on the Premises by Lessee other than the Leasehold Improvements as shown on Exhibit B-1 and (b) all of Lessee's personal property contained within the Premises. Effective upon the date of the occurrence of such damage and ending upon Substantial Completion of the

                                       11
                                                     Lessor    MRM
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repairs, if the Premises are untenantable in whole or part during such period, the rent shall be reduced to such extent as may be fair and reasonable under all of the circumstances. If such repairs and rebuilding have not been Substantially Completed within one hundred eighty (180) days after the date of such damage Lessee, as Lessee's exclusive remedy, may terminate this Lease by delivering written notice of termination to Lessor within 10 days after said 180 day period has expired the in which event the rights and obligations hereunder shall cease and terminate.

    C. In connection with any repair or reconstruction to the Premises arising from or necessitated by fire or other casualty which is covered by the insurance provided pursuant to Paragraph 9A. above. Lessee shall pay Lessor, Lessee's Proportionate Share of the amount of the deductible of such insurance unless the cost of such repair or reconstruction is necessitated by the negligent act of the Lessor.

    D. Notwithstanding anything herein to the contrary, in the event that 50% or more of the Premises is destroyed by an insured peril and the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within thirty (30) business days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

    E. Notwithstanding anything to the contrary set forth elsewhere in this Lease except as set forth in Paragraph 10C above, to the extent of a recovery of loss proceeds under the policies of insurance described in this Lease, Lessor and Lessee each hereby waive and release each other and any related parties and affiliates of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, the Building, or personal property within the Building and/or Premises arising from or caused by fire or other casualty or hazard covered or required to be covered by hazard insurance under this Lease. Upon execution of the Lease, Lessor and Lessee shall notify their respective insurance companies of the mutual waivers contained herein and, if available, shall cause each policy described in this Lease to be so endorsed.

    11. LIABILITY AND INDEMNIFICATION.

Lessor shall indemnify, hold Lessee harmless and defend and protect Lessee its employees, partners, directors and officers from and against any and all claims, actions, damages or liability and all obligations, suits, losses, judgments (including without limitation, all reasonable costs, attorneys fees and expenses incurred in connection therewith) in connection with any loss, injury or damage to any person or property occurring in, on or about or arising out of all or part of the Premises and/or the Building or the use or occupancy thereof, or the conduct or operation of Lessor's business to the extent such injury or damage is caused by Lessor's gross negligence or willful misconduct.

Lessee shall indemnify, hold Lessor harmless and defend and protect Lessor its employees, partners, directors and officers from and against any and all claims, actions, damages or liability and all obligations, suits, losses, judgments (including without limitation, all reasonable costs, attorneys fees and expenses incurred in connection therewith) in connection with any loss, injury or damage to any person or property occurring in, on or about or arising out of all or part of the Premises and/or the Building or the use or occupancy thereof, or the conduct or operation of Lessee's business when such injury or damage shall be caused by Lessee's gross negligence or willful misconduct.

                                      12
                                                     Lessor    MRM
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                                                     Lessee    TM
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The provisions of this Paragraph 11 E shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination. The indemnification provided by this Paragraph 11 E is subject to Lessee's and Lessor's waiver of recovery in the preceding Paragraph 10E to the extent of either Lessee's or Lessor's recovery of loss proceeds under policies of insurance described in this Lease.

The liability of Lessor to Lessee for any default or indemnification by Lessor under the terms of this Lease shall be limited to the proceeds of sale or execution of the interest of Lessor in the Building; and Lessor shall not be personally liable for any deficiency.


        12.   USE.

        A. The Premises shall be used only for the purpose of general office use by Lessee and for such other lawful purposes as may be incidental thereto. Lessee shall not use the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable or hazardous. Outside storage is prohibited. Lessee shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Lessee's sole expense. Lessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger other lessees of the Building, Lessor or surrounding property owners and users.

        B. Lessor shall provide Lessee from the Commencement Date of this Lease until Expiration or early termination of this Lease the use of 188 car parking spaces on the Land "Lessee Car Spaces". The 188 Lessee Car Spaces includes the parking spaces eliminated for the Generator system Enclosure and Lessee's Proportionate Share of (i) visitor spaces "Visitor Spaces" located in front and in back of the Building for use by Lessee and other lessees of the Building and (ii) handicap spaces "Handicap Spaces" located in front and in back of the Building for use by Lessee and other lessees of the Building. The initial overall parking plan for the Building is attached as Exhibit E. Lessee and it's agents, employees, contractors, vendors, customers and invitees (collectively "Lessee Car Spaces Users") do not have the right to use any specific parking spaces on the Land but only have the right to use the number of Lessee Car Spaces located in the parking areas on the Land generally. Lessee Car Spaces Users may not use additional parking spaces on the Land. Lessee Car Spaces Users shall not interfere with the rights of Lessor or other lessees of the Building or others entitled to similar use of the parking spaces on the Land. All parking facilities and Lessee Car Spaces furnished by Lessor shall be subject to the reasonable control and management of Lessor who may from time to time, establish, modify, and enforce reasonable rules and regulations with respect thereto. Lessor further reserves the right to change, construct or repair any portion thereof, and to restrict or eliminate the use of any parking areas on the Land without such actions being deemed an eviction of Lessee or a disturbance of Lessee's use of the Premises and without Lessor being deemed in default hereunder so long as Lessee's parking rights hereunder are not materially diminished. Lessor, subject to providing Lessee with 15 days advance written notice may at Lessor's cost and expense, convert the parking facilities on the Land to a reserved and/or controlled parking facility provided that Lessee is provided with its proportionate share of reserved spaces. Lessee Car Spaces Users shall not be required to pay parking lot rent or fees for use of the Lessee Car Spaces. Lessor reserves the right at any time to assign specific parking spaces for Lessee Car Spaces and/or other parking spaces used by others at the project and Lessee shall thereafter be responsible to insure that Lessee Car Spaces Users park in the specifically designated parking spaces. Lessee shall if requested by Lessor furnish to Lessor a complete list of the licensee plate numbers of all vehicles operated by Lessee, Lessee's employees and agents. Lessor shall not be liable for any damage of any nature to, or any theft of, vehicles or contents thereof, in on or about the parking facilities on the Land. Lessee Car Spaces Users shall not be allowed to park on the public streets surrounding the

                                       13
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

Building and the Land. Lessor shall not be responsible for enforcing Lessee Car Spaces Users parking rights against any third parties. In the event Lessee rents additional space in the Building pursuant to Paragraph 2E of this lease, Lessee will be entitled to additional Lessee Car Spaces at the rate of six (6) per 1,000 sq. ft. of additional rental space taken by Lessee.

        C. Lessee shall comply with the rules and regulations of the Building which are attached hereto as Exhibit F. Lessor may, from time to time, reasonably change such rules and regulations for the safety, care or cleanliness of the Building and related facilities including the Common Area and parking area, provided that such changes are applicable to all lessees of the Building and will not materially interfere with Lessee's use of the Premises and provided that Lessor notifies Lessee in writing. Lessee shall be responsible for the compliance with such rules and regulations by its employees, agents and invitees. Any conflicts between the Exhibit F rules and this Lease shall be controlled by the Lease.


        13. INSPECTION. Lessor and Lessor's agent and representatives shall have the right to enter the Premises at any reasonable time during business hours (and at any time in case of emergency), to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. Except for emergencies or for Lessor's Repairs and Services as referenced in Paragraph 4(A) & (B) Lessor shall provide Lessee with reasonable advance written or telephonic notice prior to performing such inspections. During the period that is twelve (12) months prior to the end of this Lease term, Lessor and Lessor's representatives may enter the Premises during business hours after reasonable notice for the purpose of showing the Premises. In addition, Lessor shall have the right to erect a suitable sign outside the Building stating that the Premises are available. Lessee shall notify Lessor in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Lessor for a joint inspection of the Premises prior to vacating. If Lessee fails to give such notice then
Lessor's inspection of the Premises shall be deemed correct for the purpose of determining Lessee's responsibility for repairs and restoration of the Premises.


        14.   ASSIGNMENT AND SUBLETTING.

        A. Lessee shall have the right to sublet all or part of the Premises or to assign, transfer or encumber this Lease, or any interest therein, subject to the prior written consent of Lessor, which shall not be unreasonably withheld or delayed. It shall not be considered unreasonable if the proposed sublease or assignment denial is based on (i) proposed tenant not in business that generally leases space in Class A office space, (ii) proposed tenant will excessively over park the project with automobiles (excessively overpark shall mean that the proposed tenant's parking will violate the terms of paragraph 12B of this Lease Agreement), (iii) proposed tenant has a record of environmental contamination, (iv) form of sublease or assignment is unacceptable (unacceptable form of sublease or assignment shall mean that the content and format of the form are not consistent with the terms of the Lease). Any attempted assignment, subletting, transfer or encumbrance by Lessee in violation of the terms and covenants of this Paragraph shall be void. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Lessor, in addition to any other remedies herein provided, or provided by law, may collect directly from such assignee, sublessee or transferee all rents payable to the Lessee and apply such rent against any sums due Lessor hereunder. No such collection shall be construed to constitute a novation or a release of Lessee from the further performance of Lessee's obligations hereunder. Notwithstanding anything set forth to the contrary in the Lease, the Lessee shall have the right to assign the Lease or sublet the Premises or any portion thereof, without the Lessor's consent and without extending any recapture or termination option to Lessor or without losing any other option or right granted to Lessee under this Lease, to (1) any corporation which controls, is controlled by or is under common control with or by Lessee or (2) to any person or entity which acquires all of the assets of Lessee's business as an ongoing concern, provided that (i) any such assignee or sublessee assumes, in full, all of the obligations of Lessee set forth in the Lease and (ii) Lessee remains fully liable for all of its obligations under the Lease and
(iii) the use of the Premises is compatible with the permitted uses as set forth in the Lease. No assignment, subletting or other


                                       14
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transfer, whether consented to by Lessor or not, or permitted hereunder, shall relieve Lessee of its liability hereunder.

     B. Upon the occurrence of an assignment or subletting whether consented to by Lessor or mandated by judicial intervention, Lessee hereby assigns, transfers and conveys to Lessor 50% all rents or other sums received by Lessee under any such assignment or sublease, which are in excess of the rents and other sums payable by Lessee under this Lease and which are in excess of the reasonable leasing expenses incurred by Lessee and agrees to pay such amounts to Lessor within ten (10) business days after receipt.

     C. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et. seq., (the "Bankruptcy Code"), any and all moneys or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all moneys or other considerations constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

     D. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall be upon demand execute and deliver to Lessor an instrument confirming such assumption.

     15.  CONDEMNATION.   If more than ten (10%) of the Premises is taken for
more than 30 consecutive days for any public or quasi-public use under governmental law, ordinance or regulation or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Lessee this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than ten (10%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or by private purchase in lieu thereof this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances and Lessor agrees to restore the remaining Premises as near as is reasonably possible to the condition which existed prior to the condemnation. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Lessor and Lessee hereby assigns any interest in any such award to Lessor; provided, however, Lessor shall have no interest in any award made to Lessee for relocation costs, loss of business or goodwill or for the taking of Lessee's fixtures and improvements, if a separate award for such items is made to Lessee.

     16.  HOLDING OVER.   At the termination of this Lease by its expiration
or otherwise, Lessee immediately shall deliver possession of the Premises to Lessor with all repairs and maintenance required herein to be performed by Lessee completed. If, for any reason, Lessee retains possession of the Premises after the expiration or termination of this Lease or fails to complete any repairs required hereby, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Lessor or Lessee at any time upon not less than ten (10) days advance written notice, and provided all of the other terms and provisions of this Lease shall be applicable during such period, except that Lessee shall pay Lessor from time to time, upon demand, as rental for the period of such possession, an amount equal to 125% of the rent in effect on the termination date, computed on a monthly basis for any day of each calendar month of such period. No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend this Lease except as otherwise expressly

                                       15
                                                     Lessor    MRM
                                                             -------
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


provided. The preceding provisions of this Paragraph 16 shall not be construed as consent for Lessee to retain possession of the Premises in the absence of written consent thereto by Lessor.

     17.  QUIET ENJOYMENT.   Lessor covenants that on or before the
Commencement Date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Lessor represents that it has the authority to enter into this Lease and that so long as Lessee pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Lessee shall peaceable and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Lessor, subject to the terms and provisions of this Lease. Lessor shall have no right to relocate Lessee within the Building and replace the leased Premises with other areas of the Building.

     18.  EVENTS OF DEFAULT.

Lessee Default
The following events (herein individually referred to as an "event of default") each shall be deemed to be events of nonperformance by Lessee under this Lease:

     A. Lessee shall fail to pay any installment of the rent herein reserved within ten (10) days of receipt of written notice from Lessor that such payment is past due or any other payment or reimbursement to Lessor required herein within ten (10) days of receipt of written notice from Lessor that such payment is past due.

     B. The Lessee shall (i) become insolvent; (ii) make a general assignment for the benefit of creditors; (iii) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receive, trustee, custodian or other similar official for it or for all or of any substantial part of its property.

     C. Any case, preceding or other action against the Lessee hereunder shall be commenced seeking (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within ten
(10) business days after the entry thereof or (b) shall remain undismissed for a period of sixty (60) days.

     D. Lessee shall fail to discharge any lien placed upon the Premises in violation of Paragraph 21 hereof within thirty (30) days after written notice to Lessee that any such lien or encumbrance is filed against the Premises, unless such lien is contested in good faith by Lessee by appropriate judicial, administrative or other comparable proceedings in which case
Lessee shall bond around such lien.

     E. Lessee shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 18) and shall not cure such failure within thirty (30) days after written notice thereof to Lessee unless such cure cannot reasonably be accomplished within such thirty (30) days, in which event Lessee shall have such additional time as is reasonably necessary to accomplish such cure provided Lessee promptly commences and diligently prosecutes such cure to completion and provided that, in any event, such cure is accomplished within one hundred twenty (120) days.

                                       16
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------

Lessor Default

The following event shall be deemed to be an event of nonperformance by Lessor under this Lease:

Lessor shall fail to comply with any term, provision or covenant of this Lease and shall not cure such failure within thirty (30) days after written notice thereof to Lessor unless such cure cannot reasonably be accomplished within such thirty (30) days, in which event Lessor shall have such additional time as is reasonably necessary to accomplish such cure provided Lessor promptly commences and diligently prosecutes such cure to completion provided that, in any event, such cure is accomplished within one hundred twenty (120) days.

     19.  REMEDIES.

     A. Upon each occurrence of an event of default, Lessor shall have the option to pursue any one or more of the following remedies without any notice of demand:
     (1) Terminate this Lease and pursue Lessee for actual damages; and/or
     (2) Enter upon and take possession of the Premises without terminating this Lease and/or
     (3) Alter all locks and other security devices at the Premises with or without terminating this Lease, deny access to Lessee and pursue, at Lessor's option, one or more remedies pursuant to this Lease.

     B. Upon the occurrence of any event of default, Lessee immediately shall surrender the Premises to Lessor and if Lessee fails so to do, Lessor, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefore.

     C. If Lessor repossesses the Premises with or without terminating the Lease, Lessee, at Lessor's option, shall be liable for and shall pay Lessor on demand all rental and other payments owed to Lessor hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Lessee to Lessor until the date of expiration as such sums become due and payable hereunder without acceleration. Actions to collect amounts due by Lessee to Lessor under this Paragraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term.

     D. Upon an event of default, in addition to any sum provided to be paid herein, Lessee also shall be liable for and shall pay to (1) reasonable market brokers' fees incurred by Lessor in connection with any reletting of the whole or any part of the Premises for the remaining term of this Lease as if there was no early termination; (2) the costs of removing and storing Lessee's or other occupant's property; (3) the costs of repairing, altering, remodeling or otherwise putting the Premises into the condition required by this Lease as if the Lease had expired (4) all reasonable expenses incurred by Lessor in enforcing or defending Lessor's rights and/or remedies related to this event. If either party hereto institutes any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorney's fees and all court costs in connection with such proceeding.

     E. In the event Lessee fails to make any payment due hereunder within ten (10) days of when such payment is due, to help defray the additional cost to Lessor for processing such late payments, Lessee shall pay to Lessor on demand a late charge in an amount equal to $900 and the failure to pay such amount within ten (10) days after demand therefore shall be an additional event of default hereunder. Lessor agrees to reimburse Lessee for an

                                        17
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------
actual late charge paid by Lessee to Lessor for a given month if Lessee is not late on any payments due for the 12 months following the late payment month. The provision for such late charge shall be in addition to all of Lessor's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Lessor's remedies in any manner.

     F. Exercise by Lessor of any one or more remedies hereunder granted or otherwise available, including without limitation, the institution by Lessor, its agents or attorneys of a forcible detainer or ejectment action to re-enter the Premises shall not be construed to be an election to terminate this Lease or relieve Lessee of its obligation to pay rent hereunder and shall not be deemed to be an acceptance of surrender of the Premises by Lessor, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. Lessee and Lessor further agree that forbearance by Lessor to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Lessor's right to enforce one or more of its rights in connection with any subsequent default.

     G. In the event of termination and/or repossession of the Premises for an event of default, Lessor shall use reasonable efforts to relet the Premises; provided, that, Lessee shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Lessor may relet the whole or any portion of the Premises for any period, to any lessee and for any use and purpose.

     H. If Lessor fails to commence to perform any of its obligations hereunder within thirty (30) days after written notice from Lessee specifying such failure, Lessee's exclusive remedy shall be an action for actual damages equal to the costs necessary to cure such default including reasonable attorneys fees associated with this event and Lessor shall not be liable for any incidental or consequential damages. Unless and until Lessor fails to so cure said default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be binding upon Lessor only during the period of its ownership of the Premises and not thereafter. The term "Lessor" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged form all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Lessor shall not have any personal liability hereunder. In the event of any breach or default by Lessor in any term or provision of this Lease, and, as a consequence, if Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Lessor in the Building and in the rents or other income from the Building receivable by Lessor and neither Lessor nor Lessor's owners, partners or venturers shall have any personal, partnership, corporate or other liability hereunder.

     I. If Lessor repossesses the Premises pursuant to the authority herein granted, then Lessor shall have the right to (i) keep in place and use or
(ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Lessee at all times prior to any foreclosure there by Lessor or repossession thereof by any lessor thereof or third party having a lien thereon. Lessor also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Lessor a copy of any instrument represented by Claimant to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity or legality of said instrument. Lessor may, at its sole option and without prejudice to, or waiver of any rights it may have
(i) escort Lessee to the Premises to retrieve any personal belongings of Lessee and/or its employees or (ii) obtain a list from Lessee of the personal property of Lessee and/or its employees and make such property available to Lessee and or Lessee's employees; provided, however, Lessee first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available. The

                                        18
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------
rights of Lessor herein stated shall be in addition to any and all other rights that Lessor has or may hereafter have at law or in equity and Lessee stipulates and agrees that the rights herein granted Lessor are commercially reasonable.

     J. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent.

     K. This is a contract under which applicable law excuses Lessor from accepting performance from (or rendering performance to) any person or entity other than Lessee.

     L. Lessor and Lessee shall not be liable for any incidental or consequential damages.

     20. MORTGAGES. This Lease shall be subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the Building of which the Premises are a part. Lessee agrees to attorn to any mortgagee, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Lessor under this Lease. Lessee, at any time hereafter, within ten (10) business days after demand, shall execute any instruments, releases or other documents that may be reasonably required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage provided Lessee is provided a non-disturbance agreement in a form reasonably satisfactory to Lessor and Lessee. Notwithstanding anything contained in this lease to the contrary, provided Lessee is not in default of any of the terms or conditions of this Lease, Lessee's rights and privileges under this Lease or any renewal or extension thereof shall not be diminished or interfered with by mortgagee or any purchaser upon foreclosure or sale.

     21. MECHANIC'S LIENS. Lessee has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Lessor or Lessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Lessee, including those who may furnish materials or perform labor for any construction or repairs. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Lessor in the Premises or under the terms of this Lease. Lessee agrees to give Lessor immediate written notice of the placing of any lien or encumbrance against the Premises.

     22.  MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     B. Lessee's Proportionate Share, as used in this Lease, shall mean a fraction, the numerator of which is the space contained in the Premises (31,311 square feet) (which number is the final agreement of the parties and not subject to adjustment) and the denominator of which is the entire rentable space contained in the Building (120,000 square feet) (which number is the final agreement of the parties and not subject to adjustment). For purposes of this Lease Agreement, the square foot space contained in the Building is calculated based on the square foot roof area of the Building times two (roof area sq. ft. x 2). The roof area is calculated based on the exterior dimensions of the exterior walls of the Building. Lessor and Lessee agree that there is no deduction in the Building

                                        19
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------
square foot area for any openings in the second floor including but not limited to, HVAC ducts, stairs, lobby areas, elevators, electrical, plumbing or mechanical rooms or chases.

     C. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply, inure to the benefit of and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Building and property that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

     D. Lessee (except as stated below) or Lessor shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God or labor disputes. (Lessee's obligation to pay rent or any other monetary obligations to Lessor as expressly set forth in this Lease are not subject to the provisions of this paragraph 22D).

     E. Lessee agrees, from time to time, within ten (10) days after request of Lessor, to deliver to Lessor, or Lessor's designee, an estoppel certificate in a form reasonably satisfactory to both Lessor and Lessee stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease, qualifications to statements in the estoppel certificate as are necessary to make the statements therein accurate and such other factual matters pertaining to this Lease as may be requested by Lessor. It is understood and agreed that Lessee's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Lessor's execution of this Lease. If Lessee fails to execute the same within such ten (10) day period, Lessor shall notify Lessee in writing (the "Estoppel Default Notice") that if Lessee does not provide the signed estoppel certificate to Lessor within three (3) business days after Lessee receives the Estoppel Default Notice then Lessee shall be deemed to be in default of this Lease Agreement and shall not be entitled to the notice and cure periods referenced in Paragraph 18 (E). In addition, Lessee agrees, from time to time, within ten (10) days after request of Lessor, to deliver to Lessor, or Lessor's designee, a copy of the Certificate of Occupancy issued by the City of Richardson, Texas for Lessee's Premises.

     F. This Lease constitutes the entire understanding and agreement of the Lessor and Lessee with respect to the subject matter of this Lease and contains all of the covenants and agreements of Lessor and Lessee with respect thereto. Lessor and Lessee each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Lessor or Lessee, or anyone acting on behalf of Lessor or Lessee, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Lessee and Lessor hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to Building Costs and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Lessee vacating the Premises, Lessee shall put the Premises in good condition and repair, reasonable wear and tear, casualty not required to be insured by Lessee under the terms of this Lease and condemnation excluded.

     H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or enforceable, there be added, as a part of this

                                         20

                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------

Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     J. All references in this Lease to "the date hereof" or Effective Date or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     K. Lessee and Lessor represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than Cawley International and each party agrees to indemnify and hold the other party harmless from and against any claims by any other broker, agent or other persons claiming a commission or other form of compensation by virtue of having dealt with the party other than Cawley International with regard to this leasing transaction. Lessor covenants and agrees to pay the lease commissions due to Cawley International for services performed in connection with this Lease and pursuant to the written lease commission agreement between Lessor and Cawley International.

     L. If and when included within the term "Lessor", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying same individual at some specific address for the receipt of notices and payments to Lessor. If and when included within the term "Lessee", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Lessee. All parties included within the terms "Lessor" and "Lessee", respectively, shall be bound by notices given in accordance with the provisions of Paragraph 23 hereof to the same effect as if each had received such notice.

     M. Lessee acknowledges that (1) after the Building is completed in accordance with the terms of this Lease, the buildings and improvements comprising the Premises will be suitable for the purpose for which the Premises are leased and Lessor has made no warranty, representation, covenant or agreement with respect to the merchantability or fitness for any particular purpose of the Premises, (2) no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Lessor, except as is set forth in this Lease and Exhibit B-1, B-2 and B-3 attached to this Lease, (3) there are no representations or warranties, expressed, implied or statutory, that extend beyond the description of the Premises.

     23. NOTICES. Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Lessor to Lessee or with reference to the sending, mailing or delivering of any notice or the making of any payment by Lessee to Lessor shall be deemed to be complied with when and if the following steps are taken:

     A. All rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to Lessor at the address for Lessor set forth below or at such other address as Lessor may specify from time to time by written notice delivered in accordance herewith. Lessee's obligation to pay rent and any other amounts to Lessor under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Lessor. In addition to Base Rent due hereunder, all sums of money and all payments due Lessor hereunder shall be deemed to be additional rental owed to Lessor.

     Cardinal Shiloh 190 II, Inc. (RichardsonTX II)
     c/o Kennedy Associates
     2400 Financial Center Building
     Seattle, Washington 98161
     Attn: Vice President Asset Management


                                       21
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------

     B. All payments required to be made by Lessor to Lessee hereunder shall be payable to Lessee at the address set forth below, or at such other address within the continental United States as Lessee may specify from time to time by written notice delivered in accordance herewith.

                                         with a copy to:
     Ticketmaster Online-City            One and Only
      Search, Inc.                       3001 E. Pres. George Bush Freeway, #100
     790 East Colorado Blvd.             Richardson, Texas 75082
      Suite 200                          Attn: Real Estate Department
     Pasadena, CA 91101
     Attn: General Counsel

     C. Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of (1) tender of delivery (in the case of a hand-delivered notice) or (2) deposit in the United States Mail, postage prepaid, Certified or Registered Mail or overnight express addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

     If to Lessor:
     Cardinal Shiloh 190 II, Inc. (RichardsonTX II)
     c/o Kennedy Associates
     2400 Financial Center Building
     Seattle, Washington 98161
     Attn: Vice President Asset Management

     If to Lessee:                       with a copy to:
     Ticketmaster Online-City            One and Only
      Search, Inc.                       3001 E. Pres. George Bush Freeway, #100
     790 East Colorado Blvd.             Richardson, Texas 75082
      Suite 200                          Attn: Real Estate Department
     Pasadena, CA 91101
     Attn: General Counsel

     24. HAZARDOUS WASTE. The term "Hazardous Substances", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the Premises, Building or Land by Lessee or its agents, customers, employees, contractors or subtenants that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor,
(ii) the Premises, Building and Land will not be used in any manner by Lessee or its agents, customers, employees, contractors or subtenants for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor (Lessor acknowledges that the Permitted Materials shall include office supplies in reasonable amounts needed to conduct Lessee's office use and stored in compliance with City, State and Federal Laws including copier and printer toner cartridges and ink, white out, cleaners like Windex and Formula 409 and other similar normal and customary office supplies); (iii) no portion of the Premises, Building or Land will be used as a landfill or a dump; (iv) Lessee will not install any underground tanks of any type; (v) Lessee will not allow any surface or surface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the


                                       22
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------

Premises, Building or Land, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If at any time during or after the term of the Lease, Lessee breaches its obligations as set for above or if the Premises is found to be contaminated by Lessee or it's agents, customers, employees, contractors or subtenants or subject to said conditions by Lessee or its agents, customers, employees, contractors or subtenants, Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises, in violation of this Paragraph 24, by Lessee or its agents, customers, invitees, employees, contractors or subtenants. The foregoing indemnification shall survive the termination or expiration of this Lease. Lessor shall be responsible, at its expense, for the cost of clean up or any other remedial measures for any contamination by hazardous materials of the Premises existing prior to the Commencement Date of this Lease or caused by Lessor or its agents, employees or contractors.

     25.     MARKET RATE RENEWAL.     Provided that Lessee is not in default
of any of the terms, covenants and conditions hereof beyond any applicable cure period,, and this Lease has not been assigned or the Premises (or a part thereof) sublet, without written consent from Lessor except to a Permitted Assignee, Lessee shall have the right and option to extend the original term of this Lease for one (1) further term of sixty (60) months. Such extension of the original term shall be on the same terms, covenants and conditions as provided for in the original term except for this paragraph 25 and except that the rental rate specified in Paragraph 2A of this Lease during the extended term shall be at the fair market rental then in effect on comparable properties, of comparable size, in comparable areas taking into account all factors, including without limitation concessions to lessees (the "Fair
Market Rent"). Lessee shall deliver written notice to Lessor of Lessee's intent to exercise the renewal option granted herein not more than twelve
(12) months nor less than six (6) months prior to the expiration of the original term of this Lease. In the event Lessee fails to deliver such written notice within the time period set forth above, Lessee's right to extend the term hereof shall expire and be of no further force and effect.
In the event Lessor and Lessee fail to agree in writing upon the Fair Market Rent within (30) days after exercise by Lessee of this renewal option, Lessee may either (i) waive its right to renew or (ii) elect to have the Fair Market Rent determined by the appraisal procedure set forth below:
     (a) If Lessee has elected to have the Fair Market Rent determined by an appraisal, then within ten (10) days after receipt of Lessee's written notice of such an election, each party, by giving written notice to the other party, shall appoint an appraiser to render a written opinion of the Fair Market Rent for the 60 month Renewal Period. Each appraiser must be a member of the Appraisal Institute of America (MAI) for at least five years and with at least five years experience in the appraisal of rental rates of office properties in the area in which the Premises are located and otherwise unaffiliated with either Lessor or Lessee. The two appraisers shall render their written opinion of the Fair Market Rent for the 60 month Renewal Period to Lessor and Lessee within twenty (20) days after the appointment of the second appraiser. If the Fair Market Rent of each appraiser is within five percent (5%) of each other, then the average of the two appraisals of Fair Market Rent shall be the Base Rent for the 60 month Renewal Period. If one party does not appoint its appraiser as provided above, then the one appointed shall determine the Fair Market Rent. The Fair Market Rent so determined under this subparagraph shall be binding on Lessor and Lessee.
     (b) If the Fair Market Rent determined by the appraisers is more than five percent (5%) apart, then the two appraisers shall pick a third appraiser within ten (10) days after the two appraisers have rendered their opinions of Fair Market Rent as provided above. If the two appraisers are unable to agree on the third appraiser within said ten (10) day period, Lessor and Lessee shall mutually agree on a third appraiser within ten (10) days thereafter. The third appraiser shall be a person who has not previously acted in any capacity for either party and must meet the qualifications stated above.

                                23
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------

     (c) Within twenty (20) days after its appointment, the third appraiser shall render its written opinion of the Fair Market Rent for the 60 month Renewal Period ("Third Opinion"). The appraisal of Fair Market Rent made by Lessor's or Lessee's appraiser that is closest to the Fair Market Rent specified in the Third Opinion shall be the Base Rent during the 60 month Renewal Period. If the Fair Market Rent set forth in the Third Opinion is equidistant from the Fair Market Rent made by Lessor's or Lessee's appraiser, then the Fair Market Rent contained in the Third Opinion shall be the Base Rent during the 60 month Renewal Period. The Fair Market Rent so determined under this subparagraph shall be binding on Lessor and Lessee.
     (d) Each party shall bear the cost of its own appraiser and one-half (1/2) the cost of the third appraiser.
     (e) After the Fair Market Rent for the 60 month Renewal Period has been established in accordance with the foregoing procedure, Lessor and Lessee shall promptly execute an amendment to this Lease to reflect the Base Rent for the 60 month Renewal Period.

                                24
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------

     26.     EXPANSION SPACE     Beginning on the Effective Date of this
Lease Agreement and ending on February 14, 2002, when all or part of the approximately 29,275 square fee of rentable space (the "Expansion Space") adjacent to the Premises which is outlined on Exhibit H to this Lease is offered (independently or as part of all or part of any of the space on the second floor of the Building) in writing by Lessor for lease to a third party (the "Third Party Offer") and provided that Lessee is not then in default hereunder then Lessor shall also make an offer to Lessee (the "Lessee Offer") to lease the part of the Expansion Space offered in the Third Party Offer, at the $16.87/rentable sq. ft./yr. base rental rate being paid by Lessee and with a finish allowance (as defined below) to be used consistent with the terms of this lease (less the cost of any improvements to the Expansion Space which have been or are being installed by Lessor at the time of the Lessee Offer) and at a lease term coterminous with Lessee's remaining lease term of this Lease and in accordance with the provisions of this Lease Agreement. If within ten (10) calendar days after Lessor delivers the Lease Offer with an Expansion Agreement to Lessee, Lessee does not elect to lease the offered Expansion Space as evidenced by Lessee returning three original signed copies of the amendment to Lease Agreement for the offered Expansion Space (the "Expansion Agreement") to Lessor; then Lessee's right to lease the offered Expansion Space shall expire and, except as provided below, Lessee shall have no further rights pursuant to this Lease to lease the offered Expansion Space, and Lessor may lease the part of the Expansion Space offered in the Third Party Offer to the third party. The Expansion Agreement will include a rent commencement date for the leased Expansion Space equal to the earlier of the date Lessee occupies the leased Expansion Space to conduct business or ten (10) days after the completion by Lessor of the base improvements for the leased Expansion Space. Lessee shall have no termination rights for the Expansion Agreement as are included in paragraph 1F of this Lease; however, Lessee shall Base Self Cure rights for the leased Expansion Space. If (i) the third party does not lease the offered Expansion Space or (ii) if the third party does lease the offered Expansion Space and the lease on the offered Expansion Space terminates prior to February 14, 2002, then Lessor agrees that Lessees rights pursuant to this Paragraph will be repeated for any new Third Party Offer on the offered Expansion Space subject and subordinate to any rights in favor of a third party that has leased the Expansion Space which is not part of the offered Expansion Space. If the third party does lease the offered Expansion Space, then this paragraph is void and are no longer a part of this Lease Agreement except as provided in the preceding sentence and except that if the third party did not lease all of the Expansion Space, this offer will be repeated for any then remaining Expansion Space not leased by the third party. After February 14, 2002 this paragraph is void and is no longer a part of this Lease Agreement. The finish allowance for the Expansion Space shall be equal to the number of rentable sq. ft. in the Expansion Space leased by Lessee multiplied by $16.14/sq. ft. less $.25/sq. ft. for each month between the Rent Commencement Date and the rent commences for the area leased in the Expansion Agreement. (example: If the rent commences for the area leased in the Expansion Agreement 8 months after the Rent Commencement Date, the finish allowance for the Expansion Area is equal to $14.14/sq. ft.) The Cancellation Fee pursuant to paragraph 28 will be increased by an amount equal to the number of rentable sq. ft. in the Expansion Space leased by Lessee multiplied by $19.43/sq. ft.

                                25
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------

    27. GENERATOR AND ENCLOSURE. Lessor agrees that Lessee may install, at Lessee's sole cost, liability and expense an emergency generator and battery system (the "Generator System") in the location shown on Exhibit I. Lessee agrees, prior to installation of the generator, to provide Lessor a detailed plan specifying the size, type and location of the Generator System, which will be subject to Lessor's approval, which shall not be unreasonably withheld, delayed or conditioned. Lessee agrees that the Generator System will be housed in a four sided masonry wall enclosure (the "System Enclosure") using materials and design consistent with the exterior Building walls. Lessee agrees that the System Enclosure (i) will not be larger than the minimum clearance requirements as specified by the equipment manufacturer which shall not exceed 20' in length and 15' in width and (ii) will be constructed by Lessee at Lessee's sole cost and expense. Lessee agrees that Generator System will not be higher than the top of the System Enclosure which shall not exceed 10'. Lessor acknowledges that, as a part of the Generator System, Lessee intends on installing a small above ground diesel fuel storage tanks for the Generator System and within the System Enclosure. Lessee shall be responsible for complying with all applicable City of Richardson, State of Texas and Federal rules, regulations and guidelines regarding the installation, monitoring, testing and use of the diesel storage tank. Lessee agrees to provide Lessor with a copy of all correspondence with City, State or Federal agencies regarding the diesel storage tanks and any associated leaks, spills or contamination. Lessor and Lessee shall both have access to the Generator System for inspection and to perform the requirements of this Lease. In addition Lessee shall be responsible for complying with the provisions of Paragraph 24 of this Lease. Lessee shall be responsible for maintaining the Generator System and System Enclosure and for complying with all applicable City of Richardson, Texas fire and building codes regarding the installation and use of the Generator System at Lessee's sole cost and expense. Lessor agrees to reimburse Lessee for the cost of the Generator System and System Enclosure to the extent of the available Finishout Allowance in accordance with the terms and provisions of Exhibit B-4. The Generator System and System Enclosure shall be owned by Lessor, the above, if Lessor reimburses Lessee for less than 25% of the cost of the Generator System, the Generator System shall be subject to removal by Lessee at the expiration or earlier termination of the Lease.

     28. CANCELLATION OPTION. Provided that this Lease has not been assigned or the Premises (or a part thereof) sublet without written consent from Lessor, Lessee shall have the one time option to terminate this Lease Agreement effective thirty-six (36) full calendar months after the Rent Commencement Date. Exercise of such option by Lessee shall not relieve Lessee of any obligations hereunder that exist or accrue to the effective date of termination. Such termination is conditioned upon Lessee's providing prior written notice and paying the Cancellation Fee. Notice of Lessee's intention to terminate this Lease Agreement must be received by Lessor in writing not less than one hundred eighty days (180 days) prior to the effective date of termination (the "Notice Date"). Said date of termination would be effective as if the date had been the original termination date under this Lease Agreement. Accordingly, Lessee shall be liable and responsible for its obligation and liabilities under the Lease Agreement, which include but are not limited to restoration of the Premises to the condition required by this Lease Agreement. In addition Lessee shall pay Lessor, at the time of the Notice Date an amount equal to $608,000 representing the Cancellation Fee. In the event Lessee fails to deliver such notice of termination or pay the Cancellation Fee within the time period set forth above, this Lease
Agreement shall remain in full force and effect.


     29. SATELLITE DISH, ANTENNAE, CABLES. Satellite antenna dishes with associated antennae and cables (the "Satellite System") may be installed and operated on the roof of the Building at Lessee's sole cost and expense, provided that the Satellite System does not protrude above the parapet wall of the Building and the weight of the Satellite System does not impair the structural integrity of the roof. Prior to the installation of the Satellite System, Lessee shall obtain Lessor's prior approval, which will not be unreasonably withheld, delayed or conditioned, of the location and type of Satellite System. Lessee shall, upon the expiration or termination of this Lease, at its sole cost and expense, remove the Satellite System and repair any damage to the roof or other parts of the Building. Lessee shall, at its sole cost and expense, secure all necessary permits for the installation and operation of the Satellite System.


     30. YEAR 2000 COMPLIANCE. Lessor represents that at the time of execution of this Lease by Lessor to the best of its knowledge the equipment and systems in the Building, Common Area and Premises installed by Lessor are Year 2000 Compliant to the extent they may impact Lessee's use, occupancy and

                                     26
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------
enjoyment of the Premises and Lessee's rights as described in this Lease. As used herein, the term "Year 2000 Compliant" shall be deemed to mean that the computer controlled components (software driven and embedded microprocessor technology) of the Building and the Premises, including the furniture, fixtures, equipment, machinery and building systems contained therein, can accurately process date/time data (including, but not limited to calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 ("Millennium Date Change"). Lessor agrees, at its cost and expense, to use commercially reasonable efforts to address Millennium Date Change issues associated with the Common Area Computer Systems in order to avoid disruption of Building services and operations.

     EXECUTED BY LESSOR, this 17th day of November, 1999.

Attest/Witness                       Cardinal Shiloh 190 II, Inc.
                                     a Texas corporation


By: /s/ Janette K. Todd              By: /s/ [ILLEGIBLE]
Title:  Administrative Assistant     Title: Vice President



     EXECUTED BY LESSEE, this 11 day of November, 1999.

Attest/Witness                       Ticketmaster Online-CitySearch, Inc.
                                     a Delaware corporation


By: /s/ Bradley K. Serwin            By: /s/ Thomas McInerney
Title:  VP                           Title:  EVP & CFO


                                     27
                                                     Lessor    MRM
                                                             -------
                                                     Lessee    TM
                                                             -------

-------------
** Ticketmaster has requested from the SEC confidential treatment of this information. A complete copy of this Exhibit has been sent to the SEC along with a request that this information be kept confidential.